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                                                                    Exhibit 10.2


                       ASSIGNMENT OF CONSULTING AGREEMENT


         Net 1 Holdings S.a.r.l., a Luxembourg corporation ("Assignor") hereby assigns all liability and responsibility in and to that certain Consulting and Advisory Agreement by and between Assignor and Claude Guerard, dated October 1, 1999, and attached hereto as Exhibit "A", to Net 1 UEPS Technologies, Inc., a Florida corporation ("Assignee"), effective October 1, 1999.

         Assignee does herewith accept said assignment and shall assume all of Assignor's liability and responsibility for the Consulting Agreement including consulting fees and reimbursement expenses.

         DATED THIS 25th day of October, 1999.


                                              Assignor:

                                              Net 1 Holdings S.a.r.l.,
                                              a Luxembourg corporation



                                              By: /s/ B. Stewart
                                                  -----------------------------
                                              Title: Director
                                              Print Name: Brenda Lynn Stewart



                                              Assignee:

                                              Net 1 UEPS Technologies, Inc.,
                                              a Florida corporation



                                              By: /s/ Serge Belamant
                                                  -----------------------------
                                              Title: Chairman
                                              Print Name: S.C.P. Belamant